SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Income Fund-- Class A Shares
Fiscal period ending:11/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000        $1,000

ERV =  Ending Redeemable Value   $1,016.67 $1,295.33    $2,104.94

T   =  Average Annual
       Total Return              1.67%      5.31%         7.73%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $7,700,872

Expenses                         $973,235

Reimbursement                    $0

Average shares                     191,868,675

NAV                              $9.02

Sales Charge                      4.75%

POP                              $9.47

Yield at POP                      4.48%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.48%                   %
 ------      =       ------              =8.31%
1-46.08%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Income Fund-- Class B Shares
Fiscal period ending:11/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000       $1,000     $1,000

ERV =  Ending Redeemable Value   $1,008.85   $1,290.43 $2,038.00

T   =  Average Annual
       Total Return               0.89%        5.23%      7.38%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,013,965

Expenses                         $259,051

Reimbursement                    $0

Average shares                     25,238,664

NAV                              $9.00

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.02%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.02%                   %
 ------      =       ------              =     7.46%
1-46.08%              .604%
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Income Fund-- Class M Shares
Fiscal period ending:11/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,029.01 $1,292.64    $2,046.98

T   =  Average Annual
       Total Return                2.90%      5.27%      7.43%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $8,144

Expenses                         $1,546

Reimbursement                    $0

Average shares                     202,703

NAV                              $9.02

Sales Charge                    3.25%

POP                              $9.32

Yield at POP                     4.23%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.23%                   %
 ------      =       ------              =7.84%
1-46.08%              .604%


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